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                                                                     Exhibit 23





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 13, 1996 included in this Form 10-K/A, into the Company's previously filed Registration Statements, File Nos. 33-50520, 33-50522, 33-50524, 33-82130 and 33-99146.

                                               ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
June 27, 1996


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